Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACTS:	Media	Glen Mathison	(415) 636-5448
	Investors/Analysts	Rich Fowler	(415) 636-9869

SCHWAB REPORTS QUARTERLY RESULTS

NET NEW ASSETS TOTAL $28.1 BILLION

SAN FRANCISCO, April 17, 2006 – The Charles Schwab Corporation announced today that its net income for the quarter ended March 31, 2006 was $243 million. In comparison, the company reported net income of $187 million for the fourth quarter of 2005 and net income of $145 million for the first quarter of 2005.

	Three Months Ended —March 31,—		% Change
Financial Highlights	2006	2005
Net revenues (in millions)	$1,279	$1,059	21%
Net income (in millions)	$243	$145	68%
Diluted earnings per share	$.19	$.11	73%
Pre-tax profit margin (1)	31.2%	23.2%
Return on stockholders’ equity	21%	13%

(1)	From continuing operations.

Chairman and CEO Charles Schwab commented, “Our focus on building stronger relationships with our clients – providing the help and investment solutions they want – is working. We also believe our ongoing national advertising campaign is helping to strengthen our business momentum. Clients opened 188,000 new brokerage accounts during the first quarter of 2006, 25% higher than a year ago, while net new assets totaled $28.1 billion, up 75% from a year ago. I’m proud that we ended March with a record $1.281 trillion in total client assets, up 19% from a year ago. Our progress in the first three months of 2006 is also reflected in financial performance that includes 21% net revenue growth and the best quarterly earnings since we began our turnaround in mid-2004.”

CFO Chris Dodds said, “Improved client asset flows, higher equity valuations, and increased trading activity all contributed to making our first quarter 2006 net revenues the highest in over five years. Cost discipline across the company enabled us to limit expense growth to just 8%, and we achieved a record 31.2% pre-tax profit margin for the quarter even after incurring $25 million in severance charges. Our first quarter net income reached $243 million, up 68% from a year ago, which gives us a robust start towards continued financial progress in 2006. That start includes an ongoing focus on capital management – just $23 million in capital expenditures and another $154 million in share repurchases helped us to achieve a 21% return on equity for the quarter.”

Business highlights for the first quarter (data as of quarter-end unless otherwise noted):

Advised Investing

•	For accounts at the company with an ongoing advice component (includes accounts enrolled in Schwab advice offers, accounts managed by independent investment advisors (IAs), and U.S. Trust® accounts):

•	Net new client assets during the quarter = $18.6 billion.

•	Total assets = a record $637 billion, up 23% year-over-year.

•	Total number of accounts = 1.7 million.

Schwab Investor Services Business (includes Individual Investor and Corporate and Retirement Services businesses)

•	Number of brokerage accounts enrolled in Schwab advice offers = 196,000, up 31% year-over-year.

•	Net new assets into Schwab Corporate and Retirement Services retirement plan offerings during the quarter = $4.1 billion.

•	Total client assets in employer-sponsored retirement plans at Schwab = $159 billion, up 23% year-over-year.

•	Initiated direct-dial callback capabilities for clients, enabling them to work with the same phone representative in resolving related questions or service matters, thereby improving timeliness and quality of service.

•	Launched the Client Concierge Service, which provides a single point-of-contact for new clients to help them establish an account and learn about the products and services available at Schwab.

Schwab Institutional® Business

•	Total client assets associated with Schwab Institutional = $439 billion, up 25% year-over-year.

•	Client assets new to the Schwab Advisor Network® program during the quarter = $1.5 billion, down 14% year-over-year.

•	Client assets at Schwab associated with IA referral programs = $31.4 billion, up 22% year-over-year.

•	Opened new sales offices in Cincinnati and Los Angeles.

•	Introduced the IMPACT Awards™, an industry-wide program designed to honor advisors and firms that have advanced the independent advisory industry through their visionary leadership, operational excellence and technological innovation. The 2006 winners will be announced at the IMPACT® conference later this year.

U.S. Trust Business

•	Total client assets at U.S. Trust = $156 billion, up 12% year-over-year.

•	Total referrals from Schwab to U.S. Trust were over 280, down 9% year-over-year.

•	Client assets at U.S. Trust associated with the referral program = $6.3 billion, up 29% year-over-year.

•	First quarter 2006 net purchases of Excelsior Funds through Schwab and third party platforms totaled approximately $740 million, up 86% year-over-year.

•	Simplified organizational structure, strengthened strategic focus, and improved operating efficiencies by selling its Planned Giving Services unit, consolidating mutual fund administration under Charles Schwab Investment Management, and consolidating its bank charters into a single national bank.

Products and Infrastructure

•	Total client assets held in third-party Mutual Fund OneSource® funds = $148 billion, up 21% year-over-year.

•	Total client assets held in proprietary funds (Schwab Funds®, Excelsior®, and Laudus Funds™) = $177 billion, up 11% year-over-year.

•	Total client assets held in fixed income securities = $163 billion, up 15% year-over-year.

•	For Charles Schwab Bank, N.A.:

•	Balance sheet assets = $7.7 billion, up 13% from the prior quarter.

•	Outstanding mortgage and home equity loans = $2.0 billion.

•	First mortgage originations during the quarter = $272 million.

•	Launched the Schwab Inflation Protected Fund™, a new bond-fund offering designed primarily for investors at or near retirement.

•	Achieved first place for the Schwab Equity Ratings®-based model portfolio in Barron’s annual stock selection competition for the five-year category, after two successive wins in 2003 and 2004 for best three-year performance.

•	Announced a new security guarantee covering 100% of any losses that arise from unauthorized activity in all client accounts.

•	Continued to upgrade and modernize the company’s systems infrastructure by working with IBM to secure peak-load mainframe processing capacity that can be accessed and paid for on demand. This systems environment also supports enhanced security features for the company’s internet-based services.

•	Awarded two Gold Monitor awards by Corporate Insight. The first was in the Products and Services category, which specifically cited the company for notable enhancements to its fixed income screening and selection tools. The company was also recognized in the Research and News category for the third consecutive year.

The Charles Schwab Corporation (NASDAQ: SCHW) is a leading provider of financial services, with more than 325 offices, 6.7 million client brokerage accounts, 512,000 401(k) plan participants, 175,000 banking accounts, and $1.3 trillion in client assets. Through its operating subsidiaries, the company provides a full range of securities brokerage, banking, money management and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC), offers a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through its Schwab Institutional division. The Charles Schwab Bank, N.A. (member FDIC) provides banking and mortgage services and products. The company’s other operating subsidiaries include U.S. Trust Corporation (member FDIC) and CyberTrader®, Inc. (member SIPC). More information is available at www.aboutschwab.com.

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THE CHARLES SCHWAB CORPORATION

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2006	2005
Net Revenues
Asset management and administration fees	$618	$547

Interest revenue	605	412
Interest expense	(212)	(138)

Net interest revenue	393	274

Trading revenue	227	207
Other	41	31

Total net revenues	1,279	1,059

Expenses Excluding Interest
Compensation and benefits	536	454
Occupancy and equipment	79	82
Professional services	68	62
Depreciation and amortization	48	54
Communications	49	51
Advertising and market development	50	36
Restructuring charges	—	21
Other	50	53

Total expenses excluding interest	880	813

Income from continuing operations before taxes on income	399	246
Taxes on income	(157)	(95)

Income from continuing operations	242	151
Gain (loss) from discontinued operations, net of tax	1	(6)

Net Income	$243	$145

Weighted-Average Common Shares Outstanding — Diluted	1,296	1,326

Earnings Per Share — Basic
Income from continuing operations	$.19	$.11
Gain (loss) from discontinued operations, net of tax	—	—
Net income	$.19	$.11
Earnings Per Share — Diluted
Income from continuing operations	$.19	$.11
Gain (loss) from discontinued operations, net of tax	—	—
Net income	$.19	$.11

Dividends Declared Per Common Share	$.025	$.020

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Financial and Operating Highlights

(Unaudited)

	2006	2005				2004
(In millions, except per share amounts and as noted)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net Revenues
Asset management and administration fees	$618	$586	$584	$552	$547	$544	$523	$517	$507
Net interest revenue	393	355	331	297	274	258	245	224	209
Trading revenue	227	198	187	187	207	218	185	261	361
Other	41	41	36	51	31	40	47	32	31

Total net revenues	1,279	1,180	1,138	1,087	1,059	1,060	1,000	1,034	1,108

Expenses Excluding Interest
Compensation and benefits	536	512	481	455	454	447	455	493	482
Occupancy and equipment	79	85	83	81	82	90	97	100	102
Professional services	68	68	66	57	62	64	62	61	58
Depreciation and amortization	48	51	52	51	54	59	58	53	56
Communications	49	47	46	48	51	53	53	56	61
Advertising and market development	50	60	39	43	36	33	43	46	62
Restructuring charges (1)	—	—	(4)	—	21	100	112	2	—
Other	50	50	46	49	53	54	48	54	43

Total expenses excluding interest	880	873	809	784	813	900	928	865	864

Income from continuing operations before taxes on income	399	307	329	303	246	160	72	169	244
Taxes on income	(157)	(120)	(123)	(117)	(95)	(58)	(26)	(62)	(85)

Income from continuing operations	242	187	206	186	151	102	46	107	159
Gain (loss) from discontinued operations, net of tax	1	—	1	—	(6)	(49)	(87)	6	2

Net Income (Loss)	$243	$187	$207	$186	$145	$53	$(41)	$113	$161

Basic earnings (loss) per share	$.19	$.15	$.16	$.14	$.11	$.04	$(.03)	$.08	$.12
Diluted earnings (loss) per share	$.19	$.14	$.16	$.14	$.11	$.04	$(.03)	$.08	$.12
Dividends declared per common share	$.025	$.025	$.022	$.022	$.020	$.020	$.020	$.020	$.014
Weighted-average common shares outstanding - diluted	1,296	1,298	1,308	1,314	1,326	1,348	1,364	1,373	1,375

Performance Measures
Net revenue growth (decline) over prior year’s quarter	21%	11%	14%	5%	(4%)	—	—	6%	28%
Pre-tax profit margin from continuing operations	31.2%	26.0%	28.9%	27.9%	23.2%	15.1%	7.2%	16.3%	22.0%
Return on stockholders’ equity (2)	21%	17%	19%	17%	13%	5%	(3%)	10%	14%

Financial Condition (at quarter end)
Cash and investments segregated (in billions)	$14.5	$15.3	$15.5	$17.4	$18.5	$19.0	$19.6	$20.5	$20.8
Receivables from brokerage clients (in billions)	$10.7	$10.8	$10.4	$9.9	$9.7	$9.8	$9.2	$9.3	$9.3
Loans to banking clients (in billions)	$8.6	$8.5	$8.2	$7.6	$7.1	$6.8	$6.2	$6.8	$6.0
Total assets (in billions)	$47.6	$47.4	$45.4	$46.5	$46.4	$47.1	$45.9	$47.3	$46.3
Deposits from banking clients (in billions)	$14.9	$14.1	$12.9	$12.0	$11.4	$11.1	$10.2	$10.0	$9.3
Payables to brokerage clients (in billions)	$23.4	$24.7	$23.9	$25.4	$26.4	$27.2	$25.9	$26.9	$26.5
Long-term debt (in millions)	$509	$514	$537	$565	$577	$585	$611	$645	$779
Stockholders’ equity (in millions)	$4,632	$4,450	$4,349	$4,318	$4,275	$4,386	$4,555	$4,732	$4,662

Other
Full-time equivalent employees (at quarter end, in thousands)	14.1	14.0	13.7	13.6	13.9	14.2	14.8	16.3	16.5
Annualized net revenues per average full-time equivalent employee (in thousands)	$364	$339	$335	$317	$302	$294	$261	$251	$272
Capital expenditures - cash purchases of equipment, office facilities, and property, net (in millions) (3)	$23	$23	$25	$29	$23	$43	$66	$51	$34

Clients’ Daily Average Trades (in thousands)
Revenue trades (4)	275.2	229.5	194.7	176.5	191.3	177.7	128.1	142.2	178.0
Schwab Investor Services (5)	20.6	14.5	14.2	11.3	10.0	9.4	7.8	6.8	5.6
Schwab Institutional®	13.3	11.2	12.7	10.2	9.9	8.7	8.2	8.4	8.5

Total	309.1	255.2	221.6	198.0	211.2	195.8	144.1	157.4	192.1

Active Trader Daily Average Revenue Trades (in thousands) (4, 6)	172.8	142.5	115.6	101.8	106.0	98.0	66.1	72.5	91.5

Average Revenue Per Revenue Trade (4)	$13.39	$13.66	$15.05	$16.28	$17.95	$19.32	$22.96	$30.06	$33.16

(1)	Restructuring charges include costs relating to workforce, facilities, systems hardware, software, and equipment reductions.

(2)	Calculated based on annualized quarterly net income (loss) and average stockholders’ equity for the quarter.

(3)	Capital expenditures in the fourth quarter of 2005 are presented net of proceeds of $17 million from the sale of equipment.

(4)	Includes all client trades (both individuals and institutions) that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(5)	Includes eligible trades placed by individual investors enrolled in Schwab Private ClientTM and advised investing offers.

(6)	Active Trader includes all CyberTrader clients and Schwab clients enrolled in Schwab’s Active Trader offer. Active Trader DART is included in total DART above.

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Notes to Consolidated Statement of Income and Financial and Operating Highlights

(Unaudited)

The Company

The consolidated statement of income and financial and operating highlights include The Charles Schwab Corporation and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc., U.S. Trust Corporation, and CyberTrader, Inc. Prior period amounts have been adjusted to summarize the impact of the Company’s sales of its capital markets business, Schwab Soundview Capital Markets, and its U.K. brokerage subsidiary, Charles Schwab Europe, in gain (loss) from discontinued operations. The consolidated statement of income and financial and operating highlights should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s 2005 Annual Report on Form 10-K for the year ended December 31, 2005. Certain prior periods’ revenues and expenses have been reclassified to conform with the current period presentation. All material intercompany balances and transactions have been eliminated.

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THE CHARLES SCHWAB CORPORATION

Growth in Client Assets and Accounts

(Unaudited)

	2006	2005				2004
(In billions, at quarter end, except as noted)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Assets in client accounts
Schwab One®, other cash equivalents and deposits from banking clients	$37.8	$38.4	$36.3	$37.0	$37.5	$37.2	$35.7	$36.5	$35.4
Proprietary funds (Schwab Funds®, Excelsior®, and Laudus FundsTM):
Money market funds	119.6	115.6	111.2	109.7	112.0	111.8	114.0	115.0	116.3
Equity and bond funds	56.9	51.3	50.1	46.3	46.4	43.1	38.4	37.5	36.8

Total proprietary funds	176.5	166.9	161.3	156.0	158.4	154.9	152.4	152.5	153.1

Mutual Fund Marketplace® (1):
Mutual Fund OneSource®	147.9	135.0	130.7	125.1	122.2	127.8	114.5	115.2	115.1
Mutual fund clearing services	65.7	60.2	57.3	51.2	47.1	44.2	38.1	33.9	37.5
Other third-party mutual funds	156.6	142.7	138.1	126.4	120.3	114.4	103.6	101.7	100.5

Total Mutual Fund Marketplace	370.2	337.9	326.1	302.7	289.6	286.4	256.2	250.8	253.1

Total mutual fund assets	546.7	504.8	487.4	458.7	448.0	441.3	408.6	403.3	406.2

Equity and other securities (1)	544.2	511.8	500.8	472.6	459.6	472.0	429.2	437.0	431.7
Fixed income securities	162.9	154.6	151.2	147.0	141.7	140.5	136.5	130.6	132.1
Margin loans outstanding	(10.4)	(10.4)	(10.2)	(9.7)	(9.6)	(9.8)	(9.1)	(9.1)	(9.1)

Total client assets	$1,281.2	$1,199.2	$1,165.5	$1,105.6	$1,077.2	$1,081.2	$1,000.9	$998.3	$996.3

Net growth in assets in client accounts (for the quarter ended)
Net new client assets (2)	$28.1	$24.3	$23.4	$11.2	$16.1	$16.8	$13.0	$6.7	$13.8
Net market gains (losses)	53.9	9.4	36.5	17.2	(20.1)	63.5	(10.4)	(4.7)	15.8

Net growth (decline)	$82.0	$33.7	$59.9	$28.4	$(4.0)	$80.3	$2.6	$2.0	$29.6

U.S. Trust client assets (3)	$155.7	$148.5	$146.9	$139.8	$138.8	$141.1	$137.3	$137.0	$135.8

New brokerage accounts (in thousands, for the quarter ended)	188	153	129	144	151	134	114	139	160
Active client accounts (in thousands) (4)
Brokerage	6,725	7,120	7,138	7,202	7,287	7,321	7,389	7,474	7,518
Banking	175	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
401(k) Plan Participants	512	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Excludes all proprietary money market, equity, and bond funds.

(2)	Includes inflows of $3.0 billion in the third quarter of 2005 at U.S. Trust related to two Special Fiduciary business clients. Includes a one-time special dividend from Microsoft Corporation of $1.2 billion in the fourth quarter of 2004. Includes individual inflows (outflows) of $2.1 billion and ($6.0) billion in the third and second quarters of 2004, respectively, related to mutual fund clearing clients.

(3)	Included in total client assets above.

(4)	Periodically, the Company reviews its active account base. The Company has identified over 400,000 brokerage accounts that meet its current definition of active, but had little or no balances and no likelihood of further activity. Effective March 31, 2006, the Company has removed these accounts from its active brokerage account total. Amounts for periods prior to 2006 were not adjusted. While the Company has adjusted its definition of an active brokerage account to exclude certain zero and minimal balance accounts, the basic definition remains “accounts with balances or activity within the preceding 8 months.” In addition, to present a more comprehensive view of its client relationships, the Company has added disclosures for its banking accounts (i.e., deposits, credit cards, HELOCs, mortgages, and other loans) and 401(k) plan participants. Amounts for periods prior to 2006 are not available.

The Charles Schwab Corporation Monthly Market Activity Report For March 2006

														% change
	2005 Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	2006 Jan	Feb	Mar	Mo.	Yr.
Change in Client Assets (in billions of dollars)
Net New Assets (1)	5.8	1.1	3.9	6.2	6.3	10.3	6.8	7.6	7.5	9.2	9.5	10.6	8.0	(25%)	38%
Net Market Gains (Losses)	(17.4)	(16.8)	26.9	7.1	30.4	(2.8)	8.9	(21.1)	28.4	2.1	37.5	(1.7)	18.1

Total Client Assets (at month end, in billions of dollars)	1,077.2	1,061.5	1,092.3	1,105.6	1,142.3	1,149.8	1,165.5	1,152.0	1,187.9	1,199.2	1,246.2	1,255.1	1,281.2	2%	19%

New Brokerage Accounts (in thousands)	58	63	40	41	39	47	43	46	47	60	63	56	69	23%	19%
Active Client Accounts (2) (at month end, in thousands)
Brokerage	7,287	7,285	7,262	7,202	7,182	7,177	7,138	7,117	7,115	7,120	6,693	6,707	6,725	—	(8%)
Banking	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	169	170	175	3%	N/A
401(k) Plan Participants	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	496	506	512	1%	N/A
Market Indices (at month end)
Dow Jones Industrial Average	10,504	10,193	10,468	10,275	10,641	10,482	10,569	10,440	10,806	10,718	10,865	10,993	11,109	1%	6%
Nasdaq Composite	1,999	1,922	2,068	2,057	2,185	2,152	2,152	2,120	2,233	2,205	2,306	2,281	2,340	3%	17%
Standard & Poor’s 500	1,181	1,157	1,192	1,191	1,234	1,220	1,229	1,207	1,249	1,248	1,280	1,281	1,295	1%	10%
Schwab 1000	3,813	3,736	3,865	3,881	4,028	3,983	4,009	3,943	4,088	4,087	4,205	4,195	4,256	1%	12%
Clients’ Daily Average Trades (in thousands)
Revenue Trades (3)	196.6	182.7	169.4	177.3	189.5	189.1	205.7	229.7	236.7	222.4	297.8	287.5	245.4	(15%)	25%
Schwab Investor Services (4)	9.6	10.8	11.4	11.5	12.0	14.4	16.0	16.4	15.6	11.6	22.6	18.9	20.3	7%	111%
Schwab Institutional®	10.0	10.3	9.5	10.8	12.6	11.8	13.8	12.8	11.1	9.7	13.6	13.2	13.1	(1%)	31%

Total	216.2	203.8	190.3	199.6	214.1	215.3	235.5	258.9	263.4	243.7	334.0	319.6	278.8	(13%)	29%

Daily Average Market Share Volume (in millions)
NYSE	1,683	1,693	1,502	1,516	1,479	1,441	1,683	1,847	1,642	1,553	1,868	1,737	1,656	(5%)	(2%)
Nasdaq	1,849	1,839	1,686	1,748	1,674	1,539	1,716	1,796	1,768	1,704	2,171	2,014	2,135	6%	15%

Total	3,532	3,532	3,188	3,264	3,153	2,980	3,399	3,643	3,410	3,257	4,039	3,751	3,791	1%	7%

Mutual Fund Net Buys (Sells) (5) (in millions of dollars)
Large Capitalization Stock	106.5	91.8	388.3	364.5	236.0	198.5	386.3	(133.4)	546.2	168.9	1,057.0	786.3	566.6
Small / Mid Capitalization Stock	514.5	39.0	150.7	486.8	438.8	374.3	332.1	69.6	358.8	158.6	763.5	734.1	774.4
International	1,006.6	587.5	485.7	411.7	513.7	765.7	945.7	764.3	1,004.9	1,019.4	2,063.2	1,510.8	1,693.5
Specialized	334.4	120.6	94.9	224.7	199.7	78.8	230.1	(39.3)	(24.4)	41.9	348.7	257.1	171.0
Hybrid	276.3	216.5	197.2	196.9	265.9	177.5	261.4	226.9	324.3	145.9	286.5	242.7	266.7
Taxable Bond	410.1	374.9	437.1	847.9	601.4	761.4	678.5	247.7	(25.5)	(195.9)	774.3	766.4	698.6
Tax-Free Bond	114.9	(67.8)	117.1	179.7	115.1	113.4	61.7	6.2	(65.5)	(186.8)	267.7	232.4	177.3
Money Market Funds	214.6	(985.5)	(469.6)	(1,409.0)	6.5	944.6	(286.2)	1,883.6	335.2	1,866.7	874.8	2,211.0	(216.6)

(1)	March 2006 and January 2006 include an outflow of $1.6 billion and an inflow of $1.6 billion, respectively, at U.S. Trust related to two Special Fiduciary business clients. August 2005 data includes inflows of $3.0 billion at U.S. Trust related to two Special Fiduciary business clients.

(2)	Periodically, the Company reviews its active account base. The Company has identified over 400,000 brokerage accounts that meet its current definition of active, but had little or no balances and no likelihood of further activity. Effective March 31, 2006, the Company has removed these accounts from its active brokerage account total and adjusted amounts back to January 2006. Amounts for periods prior to January 2006 were not adjusted. While the Company has adjusted its definition of an active brokerage account to exclude certain zero and minimal balance accounts, the basic definition remains “accounts with balances or activity within the preceding 8 months.” In addition, to present a more comprehensive view of its client relationships, the Company has added disclosures for its banking accounts (i.e., deposits, credit cards, HELOCs, mortgages, and other loans) and 401(k) plan participant. Amounts for periods prior to December 2005 are not available.

(3)	Includes all client trades (both individuals and institutions) that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(4)	Includes eligible trades placed by individual investors enrolled in Schwab Private ClientTM and advised investing offers.

(5)	Represents the principal value of client mutual fund (no-load, low-load, load) transactions handled by Schwab and U.S. Trust, including transactions in Schwab Funds®, Excelsior® Funds, Laudus FundTM, and other proprietary funds. Includes institutional funds available only to Investment Managers.